UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 8, 2005

                           ---------------------------

                Date of Report (Date of earliest event reported)


                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-45241                    22-3542636
         --------                   ---------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.        Other Events
                  ------------

         The Registrant announced positive results from their completed pilot Phase I study under its Investigational New Drug Application (IND), designed to test the Registrant's proprietary abuse resistant technology ("ART(TM)") for use with opioids..

         See Registrant's press release announcing the filing attached as
Exhibit 99.1 for further information.

Item 9.01.    Financial Statements and Exhibits
              ---------------------------------

         a)   Not applicable.

         b)   Not applicable.

         c)   Exhibits

              99.1. Press Release, dated December 8, 2005









                                       -2-



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: December 12, 2005

                                              ELITE PHARMACEUTICALS, INC.


                                              By: /s/ Bernard Berk
                                                  ------------------------------
                                                  Name:  Bernard Berk
                                                  Title: Chief Executive Officer